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                                                                  EXHIBIT 10.1.6
                                                                [CONFORMED COPY]



                      WAIVER NO. 2 UNDER CREDIT AGREEMENT


          WAIVER NO. 2 dated as of February 29, 1996 among ORBITAL SCIENCES CORPORATION (the "Company"), ORBITAL IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE CORPORATION (together with the Company, the "Borrowers"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent.


                             W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Agreement"); and

          WHEREAS, pursuant to the Agreement, the Company has agreed for itself and each of its Subsidiaries (as defined in the Agreement) to comply with the covenants set forth in the Agreement; and

          WHEREAS, in the absence of this Waiver, the Company is in noncompliance with one of such covenants; and

          WHEREAS, the Company has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to waive, among other things, compliance with one of such covenants and the Defaults (as defined in the Agreement) caused by such noncompliance;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

          SECTION 2. Waiver of Compliance with the Consolidated Fixed Charge Ratio Covenant. (a) The Banks waive (i) compliance by the Company with the terms of Section 5.10 of the Agreement at December 31, 1995 and (ii)





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any Default arising under the Agreement by reason of such noncompliance;
provided that, the waivers granted under this Section 2 shall be effective solely if the ratio of Earnings Available for Fixed Charges to Consolidated Fixed Charges for the four consecutive fiscal quarters ended at December 31, 1995 is not less than 1.01 to 1.

          (b) For purposes of calculating compliance by the Company with the provisions of Section 5.10 of the Agreement on and after the date hereof, the fiscal quarter of the Company ended December 31, 1995 shall be excluded from any determination of any period of four consecutive fiscal quarters (e.g. the fiscal quarters ended March 31, 1995, June 30, 1995, September 30, 1995 and March 31, 1996 shall constitute four consecutive fiscal quarters for purposes of Section 5.10 of the Agreement).

          SECTION 3. No Other Waivers. Other than as specifically provided herein, this Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Banks under the Agreement or any other Financing Document or of any other term or condition of the Agreement or any other Financing Document.

          SECTION 4. New York Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts; Effectiveness. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective upon (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) receipt by the Administrative Agent, for the account of each Bank, of a fee in an amount equal to 1/8 of 1% of such Bank's Commitment as in effect on the date hereof.





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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.


                               ORBITAL SCIENCES CORPORATION



                               By /s/ Carlton B. Crenshaw
                                  ------------------------
                                  Title: Executive Vice President
                                           and Chief Financial
                                           Officer


                               ORBITAL IMAGING CORPORATION



                                 By /s/ Carlton B. Crenshaw
                                    -----------------------
                                  Title: Chief Financial Officer
                                           and Treasurer


                               FAIRCHILD SPACE AND DEFENSE
                                 CORPORATION



                                 By /s/ Carlton B. Crenshaw
                                    -----------------------
                                   Title: Treasurer


                               MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK



                               By /s/ Kevin J. O'Brien
                                  ------------------------
                                  Title: Vice President


                               THE BANK OF NOVA SCOTIA


                               By /s/ James R. Trimble
                                  ------------------------
                                  Title: Senior Relationship
                                           Manager





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                               SIGNET BANK/VIRGINIA


                               By /s/  Ronald K. Hobson
                                  -----------------------
                                  Title: Vice President


                               NATIONSBANK, N.A.



                               By /s/ James W. Gaittens
                                  -----------------------
                                  Title: Vice President


                               THE BANK OF TOKYO TRUST COMPANY



                               By /s/ Catherine A. Moeser
                                  -----------------------
                                  Title: Assistant Vice President


                               THE SUMITOMO BANK, LTD.



                               By /s/ Louanne Baily
                                  -----------------------
                                  Title: Vice President and
                                           Manager

                               By /s/ R.M. Shehorn
                                  ------------------------
                                  Title: SVP and RM Midwest





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